UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 5, 2012

WELLS FARGO & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-2979	No. 41-0449260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Montgomery Street, San Francisco, California		94163
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 1-866-249-3302

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits

Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-180728) filed by Wells Fargo & Company with the Securities and Exchange Commission.

On July 5, 2012, Wells Fargo & Company issued the following Medium-Term Notes, Series K: (i) Notes Linked to the Dow Jones Industrial AverageSM due July 8, 2019; (ii) Securities Linked to a Domestic ETF Basket due January 6, 2015; (iii) Securities Linked to the iShares® MSCI Emerging Markets Index Fund due January 5, 2016; (iv) Securities Linked to the SPDR® S&P MidCap 400® ETF Trust due January 5, 2016; (v) Securities Linked to the Vanguard® REIT ETF due April 7, 2016; (vi) Securities Linked to a Global ETF Basket due January 4, 2017; and (vii) Securities Linked to the S&P 500® Index with Periodic Interest due January 4, 2018 (collectively, the “Notes”).

The purpose of this Current Report is to file with the Securities and Exchange Commission the form of Note related to each issuance, the opinion of Faegre Baker Daniels LLP regarding the Notes and the opinion of Sullivan & Cromwell LLP, Wells Fargo & Company’s special tax counsel, regarding the Notes.

(d)	Exhibits

4.1	Form of Medium-Term Notes, Series K, Notes Linked to the Dow Jones Industrial AverageSM due July 8, 2019.

4.2	Form of Medium-Term Notes, Series K, Securities Linked to a Domestic ETF Basket due January 6, 2015.

4.3	Form of Medium-Term Notes, Series K, Securities Linked to the iShares® MSCI Emerging Markets Index Fund due January 5, 2016.

4.4	Form of Medium-Term Notes, Series K, Securities Linked to the SPDR® S&P MidCap 400® ETF Trust due January 5, 2016.

4.5	Form of Medium-Term Notes, Series K, Securities Linked to the Vanguard® REIT ETF due April 7, 2016.

4.6	Form of Medium-Term Notes, Series K, Securities Linked to a Global ETF Basket due January 4, 2017.

4.7	Form of Medium-Term Notes, Series K, Securities Linked to the S&P 500® Index with Periodic Interest due January 4, 2018.

5.1	Opinion of Faegre Baker Daniels LLP regarding the Notes.

8.1	Opinion of Sullivan & Cromwell LLP regarding the Notes.

23.1	Consent of Faegre Baker Daniels LLP (included as part of Exhibit 5.1).

23.2	Consent of Sullivan & Cromwell LLP (included as part of Exhibit 8.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO & COMPANY

DATED: July 5, 2012	/s/ Timothy J. Sloan
Timothy J. Sloan
Senior Executive Vice President and
Chief Financial Officer

Index to Exhibits

Exhibit No.	Description	Method of Filing
4.1	Form of Medium-Term Notes, Series K, Notes Linked to the Dow Jones Industrial AverageSM due July 8, 2019.	Electronic Transmission

4.2	Form of Medium-Term Notes, Series K, Securities Linked to a Domestic ETF Basket due January 6, 2015.	Electronic Transmission

4.3	Form of Medium-Term Notes, Series K, Securities Linked to the iShares® MSCI Emerging Markets Index Fund due January 5, 2016.	Electronic Transmission

4.4	Form of Medium-Term Notes, Series K, Securities Linked to the SPDR® S&P MidCap 400® ETF Trust due January 5, 2016.	Electronic Transmission

4.5	Form of Medium-Term Notes, Series K, Securities Linked to the Vanguard® REIT ETF due April 7, 2016.	Electronic Transmission

4.6	Form of Medium-Term Notes, Series K, Securities Linked to a Global ETF Basket due January 4, 2017.	Electronic Transmission

4.7	Form of Medium-Term Notes, Series K, Securities Linked to the S&P 500® Index with Periodic Interest due January 4, 2018.	Electronic Transmission

5.1	Opinion of Faegre Baker Daniels LLP regarding the Notes.	Electronic Transmission

8.1	Opinion of Sullivan & Cromwell LLP regarding the Notes.	Electronic Transmission

23.1	Consent of Faegre Baker Daniels LLP (included as part of Exhibit 5.1).

23.2	Consent of Sullivan & Cromwell LLP (included as part of Exhibit 8.1).

4